UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2025

SCWORX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Village Rd, Suite 100

Middleton, MA 01949

(Address of Principal Executive Offices)

(844) 472-9679

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WORX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 16, 2025, Nasdaq notified the Company that based upon the Company’s closing bid price for the last 30 consecutive business days (February 26, 2025 through April 9, 2025), the Company no longer meets the listed securities requirement to maintain minimum bid price of $1 per share pursuant to Nasdaq Rules 5550(a)(2) and 5810(c)(3)(A).

On October 8, 2025, the Company received written notification from the Listing Qualifications Department of Nasdaq, granting the Company's request for a 180-day extension to regain compliance with the Bid Price Rule. The Company now has until April 6, 2026 to meet the requirement. If at any time prior to April 6, 2026, the bid price of the Company's ordinary shares closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Company will regain compliance with the Bid Price Rule.

The Company is monitoring its Common Stock trading price. If compliance with the minimum bid price requirement is not regained within the 180-day extension period, the Company will implement a reverse stock split as previously approved by its shareholders.

If the Company does not regain compliance with the Bid Price Rule during the additional 180-day extension, Nasdaq will provide written notification to the Company that its Common Stock will be delisted. At that time, the Company may appeal the relevant delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. However, there can be no assurance that, if the Company does appeal the delisting determination by Nasdaq to the hearings panel, that such appeal would be successful.

Nasdaq's extension notice has no immediate effect on the listing or trading of the Company's Common Stock, which will continue to trade on the Nasdaq Capital Market under the symbol “WORX”.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2025

SCWorx Corp.

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Chief Executive Officer

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